June 25, 2021

ULTIMUS MANAGERS TRUST

BLUEPRINT GROWTH FUND

Supplement to the Summary Prospectus, the Prospectus and the Statement of Additional Information, each dated March 31, 2020

This supplement updates certain information in the Summary Prospectus, the Prospectus and the Statement of Additional Information (the “SAI”) of the Blueprint Growth Fund (the “Fund”), a series of Ultimus Managers Trust, to revise information contained therein as described below. For more information or to obtain a copy of the Summary Prospectus, Prospectus, or the SAI, free of charge, please contact the Fund at 1-866-983-4525.

Notice is hereby given that effective as of June 25, 2021, the Fund will change its name to “Blueprint Adaptive Growth Allocation Fund”.

If you have any questions regarding the Fund, please call 1-866-983-4525.

Investors Should Retain this Supplement for Future Reference